                                  EXHIBIT 99.4

                                 ABS Term Sheet



                              [Begins on Next Page]

                       Onyx Acceptance Owner Trust 2001-D

                                 RETAIL AUTO ABS

                         $400,000,000 ASSET-BACKED NOTES

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                  $75,000,000 Class A-1 [ ]% Asset-Backed Notes

                 $100,000,000 Class A-2 [ ]% Asset-Backed Notes

                 $125,000,000 Class A-3 [ ]% Asset-Backed Notes

                 $100,000,000 Class A-4 [ ]% Asset-Backed Notes



                                   Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus or prospectus supplement and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 325-2747.

                       Onyx Acceptance Owner Trust 2001-D

                                 RETAIL AUTO ABS

                         $400,000,000 ASSET-BACKED NOTES

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                  $75,000,000 Class A-1 [ ]% Asset-Backed Notes

                 $100,000,000 Class A-2 [ ]% Asset-Backed Notes

                 $125,000,000 Class A-3 [ ]% Asset-Backed Notes

                 $100,000,000 Class A-4 [ ]% Asset-Backed Notes



                                   Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus or prospectus supplement and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 723-6171.

                       ONYX ACCEPTANCE OWNER TRUST 2001-D

                               Subject to Revision

                        TERM SHEET DATED OCTOBER 16, 2001


THE TRUST

Onyx Acceptance Owner Trust 2001-D, a Delaware business trust, will issue and sell the notes. The trust will be established by a trust agreement among the seller, the owner trustee and the trust agent.

THE SELLER

Onyx Acceptance Financial Corporation, a Delaware corporation and a wholly-owned, limited purpose subsidiary of Onyx Acceptance Corporation. The seller's principal executive offices are located at 27051 Towne Centre Drive, Suite 200, Foothill Ranch, California 92610, and its telephone number is (949) 465-3500.

THE SERVICER

Onyx Acceptance Corporation, a Delaware corporation ("Onyx"). The servicer's principal executive offices are located at 27051 Towne Centre Drive, Suite 100, Foothill Ranch, California 92610, and its telephone number is (949) 465-3900.

THE INDENTURE TRUSTEE

Citibank, N.A., as indenture trustee under the indenture.

THE OWNER TRUSTEE

Bankers Trust (Delaware), as owner trustee under the trust agreement.

THE TRUST AGENT

Citibank, N.A., as agent of the trust and the owner trustee under the trust agreement.

NOTE INSURER

MBIA Insurance Corporation ("MBIA") will unconditionally and irrevocably guarantee the timely payment of interest and the ultimate payment of principal on the notes.

INITIAL CUT-OFF DATE

The cut-off date for the initial contracts will be October 1, 2001.

CLOSING DATE

The trust expects to issue the notes on or about October 25, 2001.

THE NOTES

The trust will issue the class A-1 notes, the class A-2 notes, the class A-3 notes and the class A-4 notes, as described on the cover page, under an indenture between the trust and the indenture trustee. The notes will be non-recourse obligations of the trust and will be secured by the trust property described below in this term sheet.

THE RESIDUAL INTERESTS

The trust will issue certificates representing the residual interests in the trust. The certificates are not offered for sale by this term sheet.

TRUST PROPERTY

The trust's assets will include:

      1. a pool of fixed rate motor vehicle retail installment sales contracts and/or installment loan agreements, each of which was purchased from the seller and each of which is secured by a new or used automobile, light-duty truck or van;

      2.    documents relating to the contracts;

      3. monies received with respect to the contracts on or after the cut-off date applicable to such contracts;

      4. security interests in the financed vehicles and the rights to receive proceeds from claims under insurance policies covering the financed vehicles or the individual obligors under each related contract;

      5. all amounts on deposit in specified accounts, excluding any investment income credited to the collection account which will be paid to the servicer, and excluding any investment income credited to the capitalized interest account, which may be released to the seller under certain circumstances;

      6. the right of the seller to cause Onyx to repurchase contracts under specified circumstances; and

      7.    all proceeds of the foregoing.

On the closing date, the seller will deposit approximately $125,000,000 into a segregated trust account, referred to as the prefunding account, for the purchase of additional fixed rate motor vehicle retail installment sales contracts and/or installment loan agreements. Each day on which such a purchase is made is referred to in the Prospectus Supplement and herein as a "prefunding transfer date". Under the indenture, the trust will grant a security interest in the trust property in favor of the indenture trustee, on behalf of the noteholders, and for the benefit of MBIA in support of the obligations owing to MBIA under the insurance agreement.

THE CONTRACTS

The trust's main source of funds for making payments on the notes will be collections on a pool of fixed rate motor vehicle retail installment sales contracts and/or installment loan agreements included in the trust property. The trust will acquire initial contracts with a total principal balance of $183,802,506.22 as of October 1, 2001, the cut-off date for these initial contracts.

Before the closing date, the trust will acquire additional motor vehicle retail installment sales contracts and/or installment loan agreements that have been or will be originated or purchased on or after the cut-off date for the initial contracts but on or before the cut-off date for these additional contracts, which cut-off date is expected to be on or about October 23, 2001. These additional contracts are referred to as "subsequent contracts" in this term sheet.

After the closing date, the trust will use funds from the prefunding account to acquire additional motor vehicle retail installment sales contracts and/or installment loan agreements which are referred to herein as "prefunded contracts." On each prefunding transfer date, the seller will deliver a transfer certificate to the trust, which certificate will set forth certain information with respect to the prefunded contracts to be transferred on that date, including a cut-off date for those prefunded contracts.

The sum of (i) the total principal balance of the initial contracts as of October 1, 2001, (ii) the total principal balance of the subsequent contracts as of the cut-off date for such subsequent contracts, and (iii) the initial deposit in the prefunding account on the closing date is expected to be $400,000,000, which amount is referred to herein as the "original pool balance".

The trust will acquire the contracts from the seller under a sale and servicing agreement dated as of October 1, 2001.

CHARACTERISTICS OF THE CONTRACTS

The initial contracts had the following characteristics as of October 1, 2001:

WEIGHTED AVERAGE ANNUAL PERCENTAGE RATE:

      10.97%

WEIGHTED AVERAGE REMAINING TERM:

      57.48 months

CONTRACTS THAT ALLOCATE INTEREST AND PRINCIPAL BY THE RULE OF 78'S METHOD OR THE ACTUARIAL METHOD:

      3.82% of the aggregate principal balance of the initial contracts

CONTRACTS THAT ALLOCATE INTEREST AND PRINCIPAL BY THE SIMPLE INTEREST METHOD:

      96.18% of the aggregate principal balance of the initial contracts

CONTRACTS SECURED BY NEW VEHICLES:

      27.42% of the aggregate principal balance of the initial contracts

CONTRACTS SECURED BY USED VEHICLES:

      72.58% of the aggregate principal balance of the initial contracts

CONTRACTS ORIGINATED IN CALIFORNIA:

      26.54% of the aggregate principal balance of the initial contracts

     As of October 1, 2001, the aggregate principal balance of the initial contracts originated in any single state other than California did not exceed 6.55% of the aggregate principal balance of the initial contracts as of that date.

None of the contracts has or will have a scheduled maturity date later than January 31, 2008.

Because the financial and other data for the subsequent contracts and the prefunded contracts that the trust will acquire on or after October 1, 2001, will differ somewhat from the descriptions of the initial contracts set forth above, the characteristics of the contracts are likely to vary from the characteristics of the initial contracts.

DISTRIBUTION DATES

Interest and principal on the notes will be payable on the 15th day of each month. If the 15th day of a month is not a business day, then the payment for that month will be made on the next succeeding business day. The first payment will be due on November 15, 2001.

A business day is a day other than a Saturday, Sunday or any other day on which commercial banks located in California or New York are authorized or required to be closed.

TERMS OF THE NOTES

INTEREST RATES:

The trust will pay interest on each class of notes at the rates specified on the cover of this term sheet.

Interest on the notes will accrue monthly, as described under "Description of the Notes - Payments of Interest" in the prospectus supplement. Interest on the notes will be calculated on the basis of a 360-day year of twelve 30-day months, with the exception of the class A-1 notes, with respect to which interest will be calculated on the basis of a 360-day year and the actual number of days in the related accrual period.

PRINCIPAL:

The trust will make payments of principal on the notes monthly, on each distribution date. No principal payments will be made on the class A-2 notes until the class A-1 notes have been paid in full; no principal payments will be made on the class A-3 notes until the class A-2 notes have been paid in full; and no principal payments will be made on the class A-4 notes until the class A-3 notes have been paid in full. The trust must pay the outstanding principal amount of each class of notes, to the extent not previously paid, by the final scheduled distribution date for that class of notes, which occurs in the following months:

class A-1 notes          -     October 15, 2002
class A-2 notes          -     July 15, 2004
class A-3 notes          -     December 15, 2005
class A-4 notes          -     October 15, 2008

We expect that the outstanding principal balance of each class of notes will be paid in full earlier, and could be paid significantly earlier, than the final scheduled distribution date for that class, depending on a variety of factors.

MANDATORY PARTIAL REDEMPTION

If an amount equal to or less than $50,000 remains on deposit in the prefunding account at the end of the funding period, the class A-1 notes will be prepaid in part on the distribution date immediately following the end of the funding period. If an amount in excess of $50,000 remains on deposit in the prefunding account at the end of the funding period, the notes will be prepaid in part, pro rata, based on the then current principal balance of the notes, on the distribution date immediately following the end of the funding period. The amount of any such prepayment will be equal to the balance remaining on deposit in the prefunding account, exclusive of any investment earnings thereon, after giving effect to the sale to the trust of all prefunded contracts during the funding period, including any such sale on the date the funding period ends.

OPTIONAL PURCHASE

The servicer may, but is not obligated to, purchase the contracts on any distribution date on which the principal balance of the contracts has declined to 10% or less of the original pool balance. If the servicer exercises this purchase option, all of the notes then outstanding will be redeemed.

THE PREFUNDING ACCOUNT

The indenture trustee will establish a segregated trust account, entitled "Prefunding Account - OT 2001-D, Citibank, N.A., Indenture Trustee," for the benefit of the noteholders and the insurer. On the closing date, the seller will fund the prefunding account with an initial deposit equal to the amount by which the proceeds from the sale of the notes (prior to deducting any expenses or underwriting commissions) exceeds the sum of the aggregate principal balances of the initial contracts and the subsequent contracts, which amount is expected to be approximately $125,000,000. The prefunding account will be an asset of the trust.

The indenture trustee will pay interest on the portion of the note balance represented by the balance in the prefunding account from earnings on the prefunding account or from the capitalized interest account, but not from collections on the contracts.

The "funding period" will be the period from the closing date until the earliest to occur of:

            o the date on which the balance remaining in the prefunding account is less than $2,500.00,

            o the date on which a servicer default or an indenture event of default (each as defined in the sale and servicing agreement) occurs, or

            o     the close of business on January 23, 2002.

During the funding period, the indenture trustee will use the amounts on deposit in the prefunding account to purchase prefunded contracts from the seller. Any amounts remaining on deposit in the prefunding account at the end of the funding period will be payable as a prepayment of principal to class A-1 noteholders on the immediately following distribution date; provided, however, if the amount remaining on deposit in the prefunding account at the end of the funding period is more than $50,000, such amount will be payable as a prepayment of principal to the holders of all of the notes, pro rata based on the then current principal balance of the notes, on the immediately following distribution date.

THE CAPITALIZED INTEREST ACCOUNT

The indenture trustee will establish a segregated trust account, entitled "Capitalized Interest Account - OT 2001-D, Citibank, N.A., Indenture Trustee," for the benefit of the noteholders and the insurer. On the closing date, the seller will fund the capitalized interest account from a portion of the proceeds received upon the sale of the notes. The capitalized interest account will be available to cover the projected interest shortfall in respect of amounts on deposit in the prefunding account during the funding period. The capitalized interest account will be an asset of the trust.

THE SPREAD ACCOUNT

The indenture trustee will establish a segregated trust account, entitled "Spread Account - OT 2001-D, Citibank, N.A., Indenture Trustee," for the benefit of the noteholders and the insurer. The spread account will be an asset of the trust. The noteholders will be afforded limited protection against losses on the contracts by the establishment of the spread account.

On each distribution date, the indenture trustee will deposit funds in the spread account up to a specified maximum amount. On each distribution date, funds will be withdrawn from the spread account to cover any shortfalls in amounts available to pay:

            o the servicing fee and applicable fees of the indenture trustee, the owner trustee and the trust agent; and

            o     interest and principal due on the notes.

THE INSURANCE POLICY

On the closing date, MBIA will issue an insurance policy, under the terms of an insurance agreement, in favor of the indenture trustee, for the benefit of the noteholders.

Under the policy, MBIA will irrevocably and unconditionally guarantee timely payment of interest and ultimate payment of principal due on the notes. MBIA's obligations under the policy will be discharged to the extent that amounts are deposited by the servicer into the collection account and to the extent that amounts due under the policy are received by the indenture trustee, whether or not the amounts are properly applied by the indenture trustee.

The indenture trustee, the owner trustee and the trust agent will be required to promptly provide notice to MBIA of any action, proceeding or investigation of which the indenture trustee, the owner trustee or the trust agent, as the case may be, is aware that could adversely affect the trust or the trust estate or the rights or obligations of MBIA under the transaction documents or the policy. MBIA may, in its sole discretion, institute, assume or control the defense of such action, proceeding or investigation. MBIA will have the right to consent to any settlement of any such action, proceeding or investigation. MBIA will be entitled to reimbursement of all costs and expenses incurred by it (including costs and expenses of the trust agent, the indenture trustee or the owner trustee paid by MBIA) in connection with such action, proceeding or investigation, including, without limitation, any judgment or settlement entered into affecting MBIA or MBIA's interests, together with interest thereon, payable from (i) funds available to the trust after payment of all amounts due under the sale and servicing agreement to the servicer, the indenture trustee, the owner trustee and the investors and (ii) amounts in the spread account.

SERVICING FEE

The servicer will be responsible for managing, administering, servicing, and collecting on the contracts. As compensation for its services, the servicer will receive a servicing fee and other amounts.

FEDERAL INCOME TAX STATUS

In the opinion of Andrews & Kurth L.L.P., for federal income tax purposes, the notes will be characterized as debt, and the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation.

ERISA CONSIDERATIONS

Subject to the considerations discussed under "ERISA Considerations" in the prospectus supplement and in the prospectus, the notes are eligible for purchase by employee benefit plans that are subject to ERISA.

LEGAL INVESTMENT

The class A-1 notes will be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

RATING

On the closing date, Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc. will rate the notes in the highest rating category available for the notes. The ratings of the notes will be based substantially on the issuance of the policy by MBIA.

REGISTRATION OF THE NOTES

Initially, the notes will be in the form of one or more certificates registered in the name of Cede & Co., as the nominee of The Depository Trust Company. If you acquire an interest in the notes through DTC, you will not be entitled to receive a definitive note, except under limited circumstances.

                                  THE CONTRACTS

     Set forth below is certain data concerning the initial contracts as the initial cut-off date, which had an aggregate principal balance of $183,802,506.22. Data concerning all of the contracts (including all of the initial contracts, the subsequent contracts and the prefunded contracts) will be available to purchasers of the notes at or before the end of the funding period and will be filed with the SEC on Form 8-K within 15 days after the end of the funding period. Because the financial and other data for the subsequent contracts and the prefunded contracts will differ from the data below for the initial contracts, the characteristics of the contracts are likely to vary from the characteristics of the initial contracts described below.

                      COMPOSITION OF THE INITIAL CONTRACTS


Aggregate principal balance................................................$183,802,506.22
Number of Contracts.................................................................13,388
Average Principal Balance Outstanding...........................................$13,728.90
Average Original Amount Financed................................................$14,369.18
Original Amount Financed (Range)...................................$1,078.00 to $68,830.00
Weighted Average APR................................................................10.97%
APR (Range)................................................................5.98% to 25.08%
Weighted Average Original Term..................................................58.69 mos.
Original Term (Range)........................................................12 to 72 mos.
Weighted Average Remaining Term.................................................57.48 mos.
Remaining Term (Range)........................................................5 to 72 mos.


                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS


                                           NUMBER OF       % OF                      % OF INITIAL
                                            INITIAL      INITIAL       PRINCIPAL        CUT-OFF
     APR RANGE                             CONTRACTS    CONTRACTS       BALANCE      POOL BALANCE
     ---------                             ---------    ---------   --------------   ------------

 0.000% to 7.000%...................          1,934       14.45%    $34,497,779.33      18.77%
 7.001% to 8.000%...................          1,783       13.32%     32,128,268.02      17.48%
 8.001% to 9.000%...................          1,176        8.78%     19,722,441.55      10.73%
 9.001% to 10.000%..................          1,116        8.34%     16,665,418.77       9.07%
10.001% to 11.000%..................            802        5.99%     10,682,181.93       5.81%
11.001% to 12.000%..................            783        5.85%      9,883,809.59       5.38%
12.001% to 13.000%..................            804        6.01%      9,198,952.29       5.00%
13.001% to 14.000%..................            747        5.58%      8,434,551.10       4.59%
14.001% to 15.000%..................            866        6.47%      9,822,870.85       5.34%
15.001% to 16.000%..................            763        5.70%      8,273,097.12       4.50%
16.001% to 17.000%..................            669        5.00%      6,902,073.45       3.76%
17.001% to 18.000%..................            591        4.41%      6,041,887.15       3.29%
18.001% to 19.000%..................            362        2.70%      3,460,616.23       1.88%
19.001% to 20.000%..................            317        2.37%      2,749,399.28       1.50%
20.001% to 21.000%..................            390        2.91%      3,222,693.08       1.75%
Over 21.000%........................            285        2.13%      2,116,466.48       1.15%
                                           --------     -------    ---------------     -------
          Totals....................         13,388      100.00%*   183,802,506.22     100.00%*

----------------
* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS



                                 NUMBER          % OF                                   % OF
                               OF INITIAL       INITIAL        PRINCIPAL          INITIAL CUT-OFF
         STATE                 CONTRACTS       CONTRACTS        BALANCE            POOL BALANCE
         -----                 ----------      ---------       ---------          ---------------
Alabama                            143           1.07%      $ 2,147,483.14              1.17%
Arizona                            492           3.67%        5,899,990.87              3.21%
California                       3,523          26.31%       48,790,174.95             26.54%
Colorado                           189           1.41%        2,501,779.66              1.36%
Connecticut                         16           0.12%          181,018.62              0.10%
Delaware                           183           1.37%        2,412,425.60              1.31%
Florida                            907           6.77%       12,009,860.13              6.53%
Georgia                            573           4.28%        8,688,350.54              4.73%
Idaho                              108           0.81%        1,351,137.75              0.74%
Illinois                           835           6.24%       11,088,977.49              6.03%
Indiana                            230           1.72%        3,094,538.75              1.68%
Iowa                               126           0.94%        1,871,245.04              1.02%
Kansas                              59           0.44%          793,299.36              0.43%
Kentucky                            94           0.70%        1,176,162.06              0.64%
Maryland                           269           2.01%        3,828,978.66              2.08%
Massachusetts                      209           1.56%        2,700,586.09              1.47%
Michigan                           844           6.30%       12,047,375.80              6.55%
Minnesota                          167           1.25%        2,415,261.33              1.31%
Missouri                           393           2.94%        5,782,385.69              3.15%
Montana                             57           0.43%          865,704.20              0.47%
Nebraska                            50           0.37%          739,734.92              0.40%
Nevada                             394           2.94%        5,182,945.00              2.82%
New Hampshire                        6           0.04%           64,122.18              0.03%
New Jersey                         591           4.41%        7,752,800.66              4.22%
North Carolina                     485           3.62%        7,286,401.27              3.96%
Oklahoma                           102           0.76%        1,393,770.05              0.76%
Oregon                             203           1.52%        2,543,558.78              1.38%
Pennsylvania                       369           2.76%        4,961,052.17              2.70%
South Carolina                     179           1.34%        2,431,470.01              1.32%
Tennessee                          187           1.40%        2,711,444.63              1.48%
Texas                              358           2.67%        4,704,642.92              2.56%
Utah                                66           0.49%          973,402.10              0.53%
Virginia                           635           4.74%        9,132,131.93              4.97%
Washington                         331           2.47%        4,128,870.59              2.25%
West Virginia                       15           0.11%          149,423.28              0.08%
                               -------         -------    ----------------          ---------

       Totals                   13,388         100.00%*    $183,802,506.22            100.00%*

----------------
* Percentages may not add to 100% because of rounding.

                      DELINQUENCY AND LOAN LOSS INFORMATION

DELINQUENCY AND LOAN LOSS INFORMATION

           The following tables set forth information with respect to the experience of Onyx relating to delinquencies, loan losses and recoveries for the portfolio of motor vehicle contracts owned and serviced by Onyx on an annual basis commencing December 31, 1998. The tables include delinquency information relating to those motor vehicle contracts that were purchased, originated, sold and serviced by Onyx. All of the motor vehicle contracts were originally purchased by Onyx from dealers, or originated by Onyx, a subsidiary of Onyx, or others, in accordance with credit underwriting criteria established by Onyx. In February 1994, Onyx commenced its operations as a purchaser and servicer of motor vehicle retail installment sales contracts. Thus, Onyx has historical performance for only a limited time period with respect to the motor vehicle contracts it purchases and originates and thus delinquencies and loan losses may increase from existing levels in the portfolio with the passage of time. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors.


                                  DELINQUENCY EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                                                     (DOLLARS IN THOUSANDS)


                                 AT DECEMBER 31,         AT DECEMBER 31,          AT DECEMBER 31,           AT JUNE 30,
                                      1998                    1999                      2000                    2001
                              ------------------   -----------------------    ---------------------    ----------------------
                               AMOUNT       NO        AMOUNT       NO         AMOUNT         NO         AMOUNT         NO
                              --------     ----      --------     ----       --------       ----        ------        ---
Servicing portfolio......   $1,345,961   131,862    $2,133,460   209,745    $2,690,607    269,372    $2,807,181     282,892
Delinquencies
  30-59 Days(1)(2).......   $   25,357     2,667    $   36,886     3,830    $   71,681      7,424    $   42,033       4,683
  60-89 Days(1)(2).......   $    6,017       606    $   14,965     1,527    $   23,085      2,285    $   12,101       1,369
  90+ Days(1)(2).........   $    2,751       281    $    8,113       855    $   16,748      1,749    $    8,490         984
   Total delinquencies as
   a percent of servicing
   portfolio.............         2.54%     2.70%         2.81%     2.96%         4.14%      4.25%         2.23%       2.49%

----------

(1) Delinquencies include principal amounts only, net of repossessed inventory and accounts in bankruptcy. Delinquent repossessed inventory as a percent of the servicing portfolio was 0.57%, 0.83% and 0.83% at December 31, 1998, 1999 and 2000, respectively and 0.79% at June 30, 2001. Delinquent contracts in bankruptcy as a percent of the servicing portfolio were 0.29%, 0.43% and 0.52% at December 31, 1998, 1999 and 2000, respectively and 0.76% at June 30, 2001.

(2) The period of delinquency is based on the number of days payments are contractually past due.




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


                                     LOAN LOSS EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                                                          (DOLLARS IN THOUSANDS)


                                                    YEAR ENDED DECEMBER 31,            SIX MONTHS ENDED JUNE 30,
                                            ----------------------------------------   -------------------------
                                                1998            1999         2000                2001
                                                ----            ----         ----               ----
Number of Motor Vehicle Contracts
outstanding............................        131,862         209,745       269,372            282,892
Period end outstanding.................     $1,345,961      $2,133,460    $2,690,607         $2,807,181
Average outstanding....................     $1,023,237      $1,728,875    $2,456,796         $2,776,444
Number of gross charge-offs............          3,761           6,398        10,091              6,616
Gross charge-offs......................     $   20,640      $   37,024    $   66,850         $   43,229
Net charge-offs(1).....................     $   17,618      $   31,963    $   56,449         $   37,115
Net charge-offs as a percent of average
  outstanding..........................          1.72%            1.85%         2.30%              2.67%

----------

(1) Net charge-offs are gross charge-offs minus recoveries on motor vehicle contracts previously charged off.


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